EXHIBIT 32.2



                 Certification of Periodic Financial Report by
          Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
     as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, George R. Kirkland, Senior Vice-President and Treasurer of Southwest Georgia Financial Corporation certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Corporation's Annual Report on Form 10-K for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.



                              By:      /s/George R. Kirkland
                                       ---------------------------------------
                                       George R. Kirkland
                                       Senior Vice-President and Treasurer
                                       (Chief Financial Officer)
                                       Southwest Georgia Financial Corporation
March 26, 2004